INCOME TAXES Schedule of reconciliation of income taxes calculated at the statutory rate to the actual income tax position (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Reconciliation of income taxes calculated at the statutory rate to the actual income tax provision
Income tax expense (recovery) at Canadian statutory income tax rates	$ 20,872	$ 3,499	$ (8,023)
Increase (decrease) in income taxes for:
Permanent and other differences	(2,339)	(5,279)	6,335
Change in statutory/foreign tax rates	(1,210)	(2,762)	(1,973)
Change in valuation allowance	8,875	(10,358)	1,805
Stock-based compensation expense	(150)	1,603	891
Adjustment to prior years	(142)	67	0
Total	$ 25,906	$ (13,230)	$ (965)